Q U A R T E R L Y S U P P L E M E N T A L I N F O R M A T I O N THIRD QUARTER 2023

TABLE OF CONTENTS September 30, 2023 PAGE PAGE SUMMARY / HIGHLIGHTS 3 TENANT DATA TOP 15 TENANTS 18 FINANCIAL DATA QUARTERLY LEASING SUMMARY 19 CONSOLIDATED BALANCE SHEETS 4 LEASE ROLLOVER SCHEDULE 20 CONSOLIDATED STATEMENTS OF OPERATIONS 5 PROPERTY LEASES AND VACANCIES 21 NON-GAAP FINANCIAL DATA 6 SELECT CREDIT METRICS SUMMARY 10 DEBT OTHER FINANCIAL DATA 11 MORTGAGES AND NOTES PAYABLE 30 DEBT MATURITY SCHEDULE 32 CAPITAL DEPLOYMENT DEBT COVENANTS 33 QUARTERLY INVESTMENTS / CAPITAL RECYCLING 12 DEVELOPMENT SUMMARY 13 COMPONENTS OF NET ASSET VALUE 34 CAPITAL EXPENDITURES AND LEASING COSTS 15 NON-GAAP MEASURES DEFINITIONS 35 PORTFOLIO DATA APPENDIX - OTHER PORTFOLIO 39 SAME STORE DATA 16 INDUSTRIAL PORTFOLIO INFORMATION 17 INVESTOR INFORMATION 40 This Quarterly Supplemental Information contains certain forward-looking statements which involve known and unknown risks, uncertainties or other factors not under LXP Industrial Trust (“LXP”)'s control which may cause actual results, performance or achievements of LXP to be materially different from the results, performance, or other expectations implied by these forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed under the headings “Management's Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” in LXP's periodic reports filed with the Securities and Exchange Commission, including risks related to: (1) national, regional and local economic and political climates and changes in applicable governmental regulations and tax legislation, (2) the outbreak of highly infectious or contagious diseases and natural disasters, (3) authorization by LXP's Board of Trustees of future dividend declarations, (4) LXP's ability to achieve its estimates of net income attributable to common shareholders and Adjusted Company FFO for the year ending December 31, 2023, (5) the successful consummation of any lease, acquisition, development, build-to-suit, disposition, financing or other transaction, including achieving any estimated yields (6) the failure to continue to qualify as a real estate investment trust, (7) changes in general business and economic conditions, including the impact of any legislation, (8) competition, (9) inflation and increases in operating costs, (10) labor shortages, (11) supply chain disruption and increases in real estate construction costs and raw materials costs and construction schedule delays, (12) defaults or non-renewals of significant tenant leases, (13) changes in financial markets and interest rates, (14) changes in accessibility of debt and equity capital markets, (15) future impairment charges, and (16) risks related to our investments in our non-consolidated joint ventures. Copies of the periodic reports LXP files with the Securities and Exchange Commission are available on LXP's web site at www.lxp.com. Forward-looking statements, which are based on certain assumptions and describe LXP's future plans, strategies and expectations, are generally identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “estimates,” “projects”, “may,” “plans,” “predicts,” “will,” “will likely result,” “is optimistic,” “goal,” “objective” or similar expressions. Except as required by law, LXP undertakes no obligation to publicly release the results of any revisions to those forward-looking statements which may be made to reflect events or circumstances after the occurrence of unanticipated events. Accordingly, there is no assurance that LXP's expectations will be realized. See definitions of non-GAAP measures and reconciliations to applicable GAAP measures in this document. All information is on a consolidated basis unless noted.

SUMMARY / HIGHLIGHTS

September 30, 2023

LXP is a real estate investment trust ("REIT") focused on single-tenant industrial real estate investments. LXP has been a publicly traded REIT since 1993 (NYSE: LXP). LXP's investment strategy is focused on the acquisition and development of high quality and well-located industrial warehouse and distribution facilities.

Quarterly Highlights

- Net Income - $0.04 per diluted common share
- Adjusted Company FFO - $0.18 per diluted common share
- Completed 481,500 square feet of new and extended leases
- Leased a speculative development project containing 304,884 square feet in the Greeville-Spartanburg, South Carolina market
- Industrial Same-Store NOI increased 5.0% quarter to date 2023 compared to 2022
- Disposed of two office properties for an aggregate gross sales price of $48.1 million
- Completed the forward purchase of a newly-constructed, vacant warehouse/distribution facility containing 124,450 square feet in the Dallas, Texas market
- Completed construction of the core and shell of one warehouse/distribution facility containing 138,672 square feet in the Central Florida market
- Invested an aggregate of $36.5 million in development activities, including $23.8 million in six ongoing consolidated development projects
- Net Debt to Adjusted EBITDA ratio was 6.2x at quarter end

Portfolio Statistics

# of Properties:	115
# of States:	19
Square Footage:	53.9 million
Ongoing Development Projects:	6
Stabilized Portfolio % Leased:	99.2%
# of Leases:	133
Weighted-Average Lease Term (ABR):	5.8 years
Weighted-Average Age:	9.9 years
Developable Land:[1]	523 acres

Footnote

(1) Includes consolidated and non-consolidated developable land.

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CONSOLIDATED BALANCE SHEETS (Unaudited and in thousands, except share and per share data) September 30, 2023 December 31, 2022 Assets: Real estate, at cost 3,706,146$ 3,691,066$ Real estate - intangible assets 318,549 328,607 Land held for development 84,708 84,412 Investments in real estate under construction 380,446 361,924 Real estate, gross 4,489,849 4,466,009 Less: accumulated depreciation and amortization 893,031 800,470 Real estate, net 3,596,818 3,665,539 Assets held for sale 11,691 66,434 Right-of-use assets, net 20,390 23,986 Cash and cash equivalents 35,421 54,390 Restricted cash 211 116 Investments in non-consolidated entities 52,351 58,206 Deferred expenses, net 31,350 25,207 Investment in a sales-type lease, net 62,887 61,233 Rent receivable - current 6,636 3,030 Rent receivable - deferred 78,665 71,392 Other assets 32,584 24,314 Total assets 3,929,004$ 4,053,847$ Liabilities and Equity: Liabilities: Mortgages and notes payable, net 63,390$ 72,103$ Term loan payable, net 299,334 298,959 Senior notes payable, net 990,318 989,295 Trust preferred securities, net 127,769 127,694 Dividends payable 38,304 38,416 Liabilities held for sale 1,083 1,150 Operating lease liabilities 21,269 25,118 Accounts payable and other liabilities 57,296 74,261 Accrued interest payable 10,681 9,181 Deferred revenue - including below market leases, net 9,889 11,452 Prepaid rent 15,531 15,215 Total liabilities 1,634,864 1,662,844 Commitments and contingencies Equity: Preferred shares, par value $0.0001 per share; authorized 100,000,000 shares: 94,016 94,016 29 29 Additional paid-in-capital 3,324,790 3,320,087 Accumulated distributions in excess of net income (1,177,212) (1,079,087) Accumulated other comprehensive income 14,362 17,689 Total shareholders' equity 2,255,985 2,352,734 Noncontrolling interests 38,155 38,269 Total equity 2,294,140 2,391,003 Total liabilities and equity 3,929,004$ 4,053,847$ Common shares, par value $0.0001 per share; authorized 600,000,000 shares, 292,611,107 and 291,719,310 shares issued and outstanding in 2023 and 2022, respectively Series C Cumulative Convertible Preferred, liquidation preference $96,770; 1,935,400 shares issues and outstanding Table of Contents 4

CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited and in thousands, except share and per share data)	Three months ending September 30, 2023	Three months ending September 30, 2022	Nine months ending September 30, 2023	Nine months ending September 30, 2022
Gross revenues:				
Rental revenue	$ 83,844	$ 78,274	$ 252,326	$ 234,749
Other revenue	1,578	1,814	5,221	5,392
Total gross revenues	**85,422**	**80,088**	**257,547**	**240,141**
Expenses applicable to revenues:				
Depreciation and amortization	(45,570)	(44,946)	(137,304)	(134,645)
Property operating	(14,693)	(13,961)	(45,681)	(42,279)
General and administrative	(8,614)	(9,060)	(26,866)	(29,093)
Non-operating income	394	242	731	353
Interest and amortization expense	(10,965)	(11,255)	(32,502)	(32,758)
Debt satisfaction losses, net	-	(119)	-	(119)
Impairment charges	-	(628)	(16,490)	(2,457)
Change in allowance for credit loss	(2)	-	29	-
Gains on sales of properties	7,154	24,841	15,033	52,951
Selling profit from sales-type lease	-	-	-	9,314
Income before provision for income taxes and equity in earnings (losses) of non-consolidated entities	**13,126**	**25,202**	**14,497**	**61,408**
Provision for income taxes	(220)	(271)	(646)	(951)
Equity in earnings (losses) of non-consolidated entities	(5)	(1,340)	2,585	15,580
Net income	**12,901**	**23,591**	**16,436**	**76,037**
Less net income attributable to noncontrolling interests	(237)	(201)	(654)	(727)
Net income attributable to LXP Industrial Trust shareholders	**12,664**	**23,390**	**15,782**	**75,310**
Dividends attributable to preferred shares - Series C	(1,573)	(1,573)	(4,718)	(4,718)
Allocation to participating securities	(52)	(41)	(186)	(151)
Net income attributable to common shareholders	**$ 11,039**	**$ 21,776**	**$ 10,878**	**$ 70,441**
Net income attributable to common shareholders - per common share basic	$ 0.04	$ 0.08	$ 0.04	$ 0.25
Weighted-average common shares outstanding - basic	**290,291,609**	**277,535,717**	**290,187,124**	**281,559,058**
Net income attributable to common shareholders - per common share diluted	$ 0.04	$ 0.08	$ 0.04	$ 0.25
Weighted-average common shares outstanding - diluted	**291,253,005**	**278,521,946**	**291,148,809**	**284,609,950**

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NON-GAAP FINANCIAL DATA

(Unaudited and in thousands, except share and per share data)

	Three months ending September 30, 2023	Three months ending September 30, 2022	Nine months ending September 30, 2023	Nine months ending September 30, 2022
FUNDS FROM OPERATIONS:				
Basic and Diluted:				
Net income attributable to common shareholders	$ 11,039	$ 21,776	$ 10,878	$ 70,441
Adjustments:				
Depreciation and amortization - real estate	44,596	44,227	134,484	132,600
Impairment charges - real estate, including our share of non-consolidated entities	-	1,256	16,490	7,299
Noncontrolling interest - OP units	15	11	(63)	147
Amortization of leasing commissions	974	719	2,820	2,045
Joint venture and noncontrolling interest adjustment	1,839	2,612	6,168	8,585
Gain on sales of properties, including our share of non-consolidated entities	(8,164)	(24,842)	(20,818)	(75,803)
FFO available to common shareholders and unitholders - basic	**50,299**	**45,759**	**149,959**	**145,314**
Preferred dividends	1,573	1,573	4,718	4,718
Amount allocated to participating securities	52	41	186	151
FFO available to common equityholders and unitholders - diluted	**51,924**	**47,373**	**154,863**	**150,183**
Selling profit from sales-type lease[1]	-	-	-	(9,314)
Allowance for credit losses	2	-	(29)	-
Debt satisfaction losses, net, including our share of non-consolidated entities	-	119	-	1,614
Non-recurring costs[2]	-	640	4	2,629
Noncontrolling interest adjustments	-	-	1	-
Adjusted Company FFO available to all equityholders and unitholders - diluted	**$ 51,926**	**$ 48,132**	**$ 154,839**	**$ 145,112**
Per Common Share and Unit Amounts:				
Basic:				
FFO	$ 0.17	$ 0.16	$ 0.52	$ 0.51
Diluted:				
FFO	$ 0.18	$ 0.17	$ 0.52	$ 0.52
Adjusted Company FFO	$ 0.18	$ 0.17	$ 0.52	$ 0.50
Weighted-Average Common Shares:				
Basic:				
Weighted-average common shares outstanding - basic EPS	290,291,609	277,535,717	290,187,124	281,559,058
Operating partnership units[3]	825,342	846,858	828,653	859,226
Weighted-average common shares outstanding - basic FFO	**291,116,951**	**278,382,575**	**291,015,777**	**282,418,284**
Diluted:				
Weighted-average common shares outstanding - diluted EPS	291,253,005	278,521,946	291,148,809	284,609,950
Unvested share-based payments awards	-	-	-	23,175
Preferred shares - Series C	4,710,570	4,710,570	4,710,570	4,710,570
Weighted-average common shares outstanding - diluted FFO	**295,963,575**	**283,232,516**	**295,859,379**	**289,343,695**

(1) Gain recognized upon exercise of tenant's purchase option in the lease.
(2) Includes costs related to transactions, strategic alternatives and shareholder activism.
(3) Includes OP units other than OP units held by us.

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NON-GAAP FINANCIAL DATA (CONTINUED) (Unaudited and in thousands) 2023 2022 2023 2022 Adjusted Company FFO available to all equityholders and unitholders - diluted 51,926$ 48,132$ 154,839$ 145,112$ FUNDS AVAILABLE FOR DISTRIBUTION Adjustments: Straight-line adjustments (2,213) (2,078) (7,938) (8,893) Lease incentives 109 128 314 391 Amortization of above/below market leases (449) (455) (1,347) (1,416) Sales-type lease non-cash income (558) - (1,625) - Non-cash interest 820 820 2,459 2,459 Non-cash charges, net 2,243 1,941 6,739 5,637 Capitalized interest and internal costs (3,255) (2,414) (9,160) (5,465) Second generation tenant improvements (1,171) (499) (1,637) (5,016) Second generation lease costs (170) (1,380) (1,733) (2,138) Joint venture and non-controlling interests adjustment (204) 111 (671) (108) Company Funds Available for Distribution 47,078$ 44,306$ 140,240$ 130,563$ Three months ending September 30, Nine months ending September 30, Table of Contents 7

NON-GAAP FINANCIAL DATA (CONTINUED) ($000) Net Operating Income ("NOI"): 2023 2022 2023 2022 Net income 12,901$ 23,591$ 16,436$ 76,037$ Interest and amortization expense 10,965 11,255 32,502 32,758 Provision for income taxes 220 271 646 951 Depreciation and amortization 45,570 44,946 137,304 134,645 General and administrative 8,614 9,060 26,866 29,093 Transaction costs - 1 4 56 Non-operating/advisory fee income (1,514) (1,630) (4,059) (4,616) Gains on sales of properties (7,154) (24,841) (15,033) (52,951) Impairment charges - 628 16,490 2,457 Selling profit from sales-type lease - - - (9,314) Debt satisfaction losses, net - 119 - 119 Equity in (earnings) losses of non-consolidated entities 5 1,340 (2,585) (15,580) Lease termination income, net - (238) - (238) Straight-line adjustments (2,213) (2,078) (7,938) (8,893) Lease incentives 109 128 314 391 Amortization of above/below market leases (449) (455) (1,347) (1,416) Sales-type lease adjustments (556) 13 (1,654) - NOI 66,498 62,110 197,946 183,499 Less NOI: Acquisitions, development and dispositions (5,155) (3,538) (23,146) (15,880) Same-Store NOI 61,343$ 58,572$ 174,800$ 167,619$ Nine months ending September 30,Three months ending September 30, Table of Contents 8

NON-GAAP FINANCIAL DATA (CONTINUED) ($000) Adjusted EBITDA: 9/30/2023 6/30/2023 3/31/2023 12/31/2022 Trailing 12 Months Net income attributable to LXP Industrial Trust shareholders 12,664$ (8,048)$ 11,166$ 38,473$ 54,255$ Interest and amortization expense 10,965 10,144 11,393 12,659 45,161 Provision for income taxes 220 210 216 151 797 Depreciation and amortization 45,570 45,993 45,741 45,922 183,226 Straight-line adjustments (2,213) (2,638) (3,087) (2,519) (10,457) Sales-type lease non-cash income (558) (541) (526) (342) (1,967) Lease incentives 109 109 96 127 441 Amortization of above/below market leases (449) (449) (449) (449) (1,796) Gains on sales of properties (7,154) - (7,879) (6,143) (21,176) Impairment charges - 12,967 3,523 580 17,070 Selling profit from sales-type leases - - - (37,745) (37,745) Sales-type lease adjustments (2) (110) 83 4,212 4,183 Non-cash charges, net 2,243 2,249 2,247 1,846 8,585 Pro-rata share adjustments: Non-consolidated entities adjustment 2,652 3,562 (566) 2,983 8,631 Noncontrolling interests adjustment (27) (8) (46) 1,480 1,399 Adjusted EBITDA 64,020$ 63,440$ 61,912$ 61,235$ 250,607$ Table of Contents 9

SELECT CREDIT METRICS SUMMARY (1) 12/31/2020 12/31/2021 12/31/2022 9/30/2023 Adjusted Company FFO Payout Ratio 55.6% 56.7% 72.4% 72.1% Unencumbered Assets $3.8 billion $4.2 billion $4.5 billion $4.4 billion Unencumbered NOI 89.3% 92.6% 93.4% 93.7% (Debt + Preferred) / Gross Assets 32.5% 33.4% 32.1% 32.6% Debt/Gross Assets 30.4% 31.4% 30.1% 30.6% Secured Debt / Gross Assets 3.1% 1.7% 1.5% 1.3% Unsecured Debt / Unencumbered Assets 32.1% 33.5% 31.3% 32.0% Net Debt / Adjusted EBITDA (2) 4.8x 5.5x 6.4x 6.2x (Net Debt + Preferred) / Adjusted EBITDA (2) 5.1x 5.8x 6.9x 6.5x Credit Facility Availability (3) $600.0 million $600.0 million $600.0 million $600.0 million Footnotes (1) LXP believes these credit metrics provide investors with additional information to evaluate its liquidity and performance. (2) Includes prorata share of non-consolidated assets. Adjusted EBITDA is for the last 12 months. (3) Subject to covenant compliance. Table of Contents 10

OTHER FINANCIAL DATA Future Rent Estimates for Current Leases Year Base Rent (1) Cash Base Rent (1) Difference 2023 - remaining 69,584$ 67,774$ (1,810)$ 2024 271,366 265,485 (5,881) Balance Sheet Other assets 32,584$ The components of other assets are: Deposits 9,886$ Equipment 221 Prepaids 3,704 Other receivables 1,424 Deferred lease incentives 3,446 Derivative asset 13,844 Deferred asset 59 Accounts payable and other liabilities 57,296$ The components of accounts payable and other liabilities are: Accounts payable and accrued expenses 29,836$ Development, CIP and other accruals 20,866 Taxes 287 Deferred lease costs 2,650 Deposits 3,551 Transaction costs 106 Footnote (1) ($000) 9/30/2023 Amounts assume (i) lease terms for non-cancellable periods only, (ii) no new or renegotiated leases are entered into after 9/30/2023, and (iii) no properties are sold or acquired after 9/30/2023. Includes future rent estimates for leased development projects. Table of Contents 11

QUARTERLY INVESTMENTS / CAPITAL RECYCLING SUMMARY

9/30/2023

ACQUISITION TRANSACTIONS:

Property Type	Market		Square Feet	Initial Cost Basis ($000)	Month Stabilized	Primary Lease Expiration	Percent Leased at Acquisition
Consolidated							
1 Industrial [1]	Dallas	TX	124,450	$ 15,018	N/A	N/A	0%
1 TOTAL PROPERTY INVESTMENTS			**124,450**	**$ 15,018**			

CAPITAL RECYCLING:

Location	Property Type	Gross Disposition Price ($000)	Annualized Net Income ($000) [2]	Annualized NOI ($000)[2]	Month of Disposition	% Leased	Gross Disposition Price PSF
Consolidated							
1 Whippany, NJ	Office	$ 21,820	$ 2,021	$ 1,820	August	100%	$ 176.35
2 Philadelphia, PA	Office	26,250	5,449	5,332	September	97%	86.34
2 TOTAL CONSOLIDATED PROPERTY DISPOSITIONS		**$ 48,070**	**$ 7,470**	**$ 7,152**			
Non - Consolidated [3]							
1 Allen, TX	Office	$ 30,100	$ 1,644	$ 3,512	August	100%	$ 102.84
1 TOTAL NON-CONSOLIDATED PROPERTY DISPOSITIONS		**$ 30,100**	**$ 1,644**	**$ 3,512**			

Footnotes

(1) Completed forward purchase.

(2) Generally, quarterly period prior to sale, annualized.

(3) LXP owns 20%. The joint venture satisfied $29.4 million of non-recourse debt in connection with the sale.

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DEVELOPMENT SUMMARY

LXP

9/30/2023

ONGOING DEVELOPMENT NOT IN SERVICE:

Project (% owned)	# of Buildings	Market	Estimated Sq. Ft.	Estimated Project Cost ($000)[1]	GAAP Investment Balance as of 9/30/2023 ($000)[2]	LXP Amount Funded as of 9/30/2023 ($000)[3]	Actual/Estimated Base Building Completion Date	% Leased as of 9/30/2023	Estimated Placed in Service Date
Consolidated									
Development Projects Leased									
1 The Cubes at Etna East (95%)	1	Columbus, OH	1,074,840	$ 76,600	$ 64,101	$ 67,927	3Q 2022	100%	4Q 2023 (4)
2 Smith Farms (90%)	1	Greenville/Spartanburg, SC	304,884	25,000	21,535	19,745	2Q 2023	100%	4Q 2023
3 Cotton 303 (93%)	1	Phoenix, AZ	488,400	55,300	42,814	38,814	4Q 2023	100%	1Q 2024
3 Subtotal	**3**		**1,868,124**	**$ 156,900**	**$ 128,450**	**$ 126,486**			
Development Projects Available for Lease									
1 Ocala (80%)	1	Central Florida	1,085,280	$ 83,900	$ 79,034	$ 69,317	1Q 2023	-	-
2 Mt. Comfort (80%)	1	Indianapolis, IN	1,053,360	66,100	63,871	58,071	1Q 2023	-	-
Smith Farms (90%)	1	Greenville/Spartanburg, SC	1,091,888	76,600	71,644	65,595	2Q 2023	-	-
3 South Shore (100%)	2	Central Florida	270,885	42,500	37,447	34,808	2Q 2023 - 3Q 2023	(5)	-
3 Subtotal	**5**		**3,501,413**	**$ 269,100**	**$ 251,996**	**$ 227,791**			
6 Total Consolidated Development Projects	**8**		**5,369,537**	**$ 426,000**	**$ 380,446**	**$ 354,277**			
Non-Consolidated Development Project									
1 ETNA Building D (90%)[6]	1	Columbus, OH	250,020	$ 29,200	N/A	$ 8,811	1Q 2024	-	-
1 Total Non-Consolidated Development Project	**1**		**250,020**	**$ 29,200**					

DEVELOPMENT PLACED IN SERVICE:

Project (% Owned)	Placed in Service	Market	Sq. Ft.	Initial Investment ($000)[2]	% Leased as of 9/30/2023
1 Cotton 303 Building 1 (93%)	1Q 2023	Phoenix, AZ	392,278	$ 37,173	100%
2 Smith Farms Building 1 (90%)	4Q 2022	Greenville/Spartanburg, SC	797,936	64,067	100%
3 Fairburn (100%)	4Q 2021	Atlanta, GA	907,675	47,568	100%
4 KeHE Distributors (100%)	4Q 2021	Phoenix, AZ	468,182	61,490	100%
5 Rickenbacker (100%)	1Q 2021	Columbus, OH	320,190	19,531	100%
5 Total Development Placed In Service			**2,886,261**	**$ 229,829**	

Footnotes

(1) Estimated project cost includes estimated tenant improvements and leasing costs and excludes potential developer partner promote, if any.

(2) Excludes leasing costs.

(3) Excludes noncontrolling interests' share.

(4) Subsequent to 9/30/2023, property placed into service.

(5) Subsequent to 9/30/2023, 57,690 square feet leased for a five-year term.

(6) The ETNA Park 70 joint venture commenced development of a 250,020 square foot speculative development project in the second quarter 2023. GAAP Investment Balance as of 9/30/2023 is included in joint venture balance located in chart on page 14. A wholly-owned subsidiary of LXP entered into an agreement to fund all of the construction costs to complete the Etna Park 70 industrial development project. The subsidiary intends to purchase the property from ETNA Park 70 when the land parcel underlying the construction project is subdivided.

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DEVELOPMENT SUMMARY (CONTINUED) LAND HELD FOR INDUSTRIAL DEVELOPMENT: GAAP LXP Investment Balance Amount Funded Project 9/30/2023 9/30/2023 (% owned) Market ($000) ($000)(1) Consolidated 1 Reems & Olive (95.5%) Phoenix, AZ 77,653$ 74,913$ 2 Mt. Comfort Phase II (80%) Indianapolis, IN 5,323 4,279 3 ATL Fairburn (100%) Atlanta, GA 1,732 1,740 3 Total Consolidated Land Projects 84,708$ 80,932$ GAAP LXP Investment Balance Amount Funded Project 9/30/2023 9/30/2023 (% owned) Market ($000) ($000)(1) Non - Consolidated 1 ETNA Park 70 (90%) Columbus, OH 13,297$ 13,775$ 2 ETNA Park 70 East (90%) Columbus, OH 2,122 2,501 2 Total Non-Consolidated Land Projects 15,419$ 16,276$ Footnotes (1) Excludes noncontrolling interests' share. 73 52 21 9/30/2023 Approx. Developable Acres 320 116 Approx. Developable Acres 450 14 Table of Contents 14

CAPITAL EXPENDITURES AND LEASING COSTS (1) ($000) 2023 2022 First Generation Costs Tenant Improvements 3,065$ 4,491$ Leasing Costs 300 1,879 Base Building 943 2,470 Total First Generation Costs 4,308$ 8,840$ Second Generation Costs Tenant Improvements Industrial 1,637$ 5,016$ Other - - Total Second Generation Tenant Improvements 1,637$ 5,016$ Leasing Costs Industrial 1,733$ 2,015$ Other - 123 Total Second Generation Leasing Costs 1,733$ 2,138$ Building Improvements Industrial 6,030$ 13,238$ Other - - Total Second Generation Building Improvements 6,030$ 13,238$ Total Second Generation Costs 9,400$ 20,392$ Total Capital Expenditures and Leasing Costs 13,708$ 29,232$ Footnote (1) Consolidated costs on a cash basis. Amounts exclude development projects, capitalized interest and internal costs, if any. Leasing costs includes payments for lease incentives, if any. Nine months ending September 30, 9/30/2023 Table of Contents 15

SAME STORE DATA

9/30/2023
($000)

Same-Store NOI

QUARTER	Consolidated Three months ended September 30, 2023	Consolidated Three months ended September 30, 2022
Total Cash Base Rent	$ 61,738	$ 59,637
Tenant Reimbursements	12,200	10,000
Property Operating Expenses	(12,595)	(11,065)
Same-Store NOI	$ 61,343	$ 58,572
Change in Same-Store NOI	4.7%	

YEAR TO DATE	Consolidated Nine months ended September 30, 2023	Consolidated Nine months ended September 30, 2022
Total Cash Base Rent	$ 176,270	$ 169,634
Tenant Reimbursements	33,852	28,566
Property Operating Expenses	(35,322)	(30,581)
Same-Store NOI	$ 174,800	$ 167,619
Change in Same-Store NOI	4.3%	
Same-Store # of Properties - QTR	109	109
Same-Store # of Properties - YTD	102	102
Same-Store Percent Leased[1] - QTR	99.2%	99.3%
Same-Store Percent Leased[1] - YTD	99.5%	99.8%

Same-Store NOI by Components

	Industrial Three months ended September 30, 2023	Industrial Three months ended September 30, 2022	Other Three months ended September 30, 2023	Other Three months ended September 30, 2022
Total Cash Base Rent	$ 58,352	$ 56,272	$ 3,386	$ 3,365
Tenant Reimbursements	12,192	9,996	8	4
Property Operating Expenses	(12,500)	(10,995)	(95)	(70)
Same-Store NOI	$ 58,044	$ 55,273	$ 3,299	$ 3,299
Change in Same-Store NOI	5.0%		0.0%	

	Industrial Nine months ended September 30, 2023	Industrial Nine months ended September 30, 2022	Other Nine months ended September 30, 2023	Other Nine months ended September 30, 2022
Total Cash Base Rent	$ 166,113	$ 159,539	$ 10,157	$ 10,095
Tenant Reimbursements	33,829	28,555	23	11
Property Operating Expenses	(35,047)	(30,372)	(275)	(209)
Same-Store NOI	$ 164,895	$ 157,722	$ 9,905	$ 9,897
Change in Same-Store NOI	4.5%		0.1%	
Same-Store # of Properties - QTR	104	104	5	5
Same-Store # of Properties - YTD	97	97	5	5
Same-Store Percent Leased[1] - QTR	99.1%	99.3%	100.0%	100.0%
Same-Store Percent Leased[1] - YTD	99.5%	99.8%	100.0%	100.0%

Footnotes

(1) At 9/30/2023.

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16

INDUSTRIAL PORTFOLIO INFORMATION

9/30/2023

Markets [1]	ABR % as of 9/30/2023
Phoenix, AZ	12.2%
Greenville/Spartanburg, SC	9.4%
Atlanta, GA	8.6%
Memphis, TN	8.0%
Dallas/Ft. Worth, TX	5.7%
Cincinnati/Dayton, OH	5.7%
Indianapolis, IN	5.5%
Houston, TX	5.4%
Nashville, TN	3.8%
Chicago, IL	3.5%
Central Florida	3.3%
Columbus, OH	3.2%
Savannah, GA	2.7%
Jackson, MS	2.5%
St. Louis, MO	2.3%
DC/Baltimore, MD	2.3%
Charlotte, NC	2.2%
New York/New Jersey	2.2%
Cleveland, OH	2.0%
Champaign-Urbana, IL	1.6%
Total Industrial Portfolio Concentration [2]	**92.1%**

Industries	ABR % as of 9/30/2023
Consumer Products	23.2%
Transportation/Logistics	19.8%
E-Commerce	14.8%
Automotive	11.9%
Construction/Materials	10.7%
Food	9.7%
Apparel	2.3%
Technology	2.2%
Retail Department	2.1%
Specialty	1.8%
Other	1.5%
Total Industrial Portfolio Concentration [2]	**100.0%**

Additional Information	
# of Properties	110
Square Feet	52,868,950
% Investment Grade [3]	49.5%
% of ABR[4]	94.9%
% Leased[5]	99.2%
Weighted-Average Age (Years)[6]	9.4
Weighted-Average ABR per SF[7]	$4.56
Weighted-Average Lease Term (Years)[8]	6.0
% with Fixed Escalation[9]	98.6%
Average Annual Rent Escalation[9]	2.6%
Average Building Size (SF)	489,527
Average Clear Height (Feet)[10]	33.0
% Top 25 Markets[11]	77.1%
% Top 50 Markets[11]	92.0%
Mortgage Debt ($000)	$62,202

Footnotes

(1) Based on CoStar.com inventory data.
(2) Total shown may differ from detailed amounts due to rounding.
(3) Percent of ABR. Credit ratings based upon either tenant, guarantor or parent/ultimate parent.
(4) Based on ABR for consolidated properties owned.
(5) Percentage is for Stabilized Portfolio.
(6) Weighting based on square footage, excluding land parcels.
(7) Excludes land assets and all vacant square footage.
(8) Weighting based on ABR. Based on ABR for single-tenant leases owned (properties 50% leased to a single tenant).
(9) Average Annual Rent Escalation based on next rent step percentages. Excludes escalating leases in last year after last escalation.
(10) Based on internal and external sources.
(11) Percent of ABR based upon CoStar.com inventory data.

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17

TOP 15 TENANTS

9/30/2023

Tenants [1]	Property Type	Lease Expirations	Number of Leases	Sq. Ft. Leased	Sq. Ft. Leased as a Percent of Consolidated Portfolio [2][3]	ABR as of 9/30/2023 ($000)	ABR % as of 9/30/2023 ($000) [2][4]
Amazon	Industrial	2026-2033	6	3,864,731	7.3%	$ 18,489	7.0%
Nissan	Industrial	2027	2	2,971,000	5.6%	13,082	4.9%
Kellogg	Industrial	2027-2029	3	2,801,916	5.3%	9,622	3.6%
Wal-Mart	Industrial	2024-2031	3	2,351,917	4.4%	8,842	3.3%
GXO Logistics	Industrial	2024-2028	3	1,697,475	3.2%	7,484	2.8%
Xerox	Office	2023	1	202,000	0.4%	7,070	2.7%
Watco	Industrial	2038	1	132,449	0.2%	6,445	2.4%
Fedex	Industrial	2028	2	292,021	0.5%	6,263	2.4%
Owens Corning	Industrial	2025-2027	3	863,242	1.6%	5,888	2.2%
Mars Wrigley	Industrial	2025	1	604,852	1.1%	5,473	2.1%
Undisclosed [5]	Industrial	2034	1	1,318,680	2.5%	5,315	2.0%
Aligned Data Centers [6]	Industrial	2042	1	-	0.0%	5,228	2.0%
Olam Group Limited	Industrial	2024 & 2037	2	1,196,614	2.2%	5,103	1.9%
Georgia-Pacific	Industrial	2028 & 2031	2	1,283,102	2.4%	4,989	1.9%
Asics	Industrial	2030	1	855,878	1.6%	4,541	1.7%
			32	20,435,877	38.3%	$ 113,834	42.8%

Footnotes

(1) Tenant, guarantor or parent.

(2) Total shown may differ from detailed amounts due to rounding.

(3) Excludes vacant square feet.

(4) Based on ABR for consolidated properties owned.

(5) Lease restricts certain disclosures.

(6) Industrial development leased land, which is included in industrial portfolio.

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18

QUARTERLY LEASING SUMMARY

9/30/2023

NEW LEASES - FIRST GENERATION[1]

Location		Prior Term	Lease Expiration Date	Sq. Ft.	New Base Rent Per Annum ($000)[2]	New Cash Base Rent Per Annum ($000)[2]
Industrial						
1 Greer	SC	N/A	02/2029	304,884	$ 1,796	$ 1,825
1 TOTAL NEW LEASES - FIRST GENERATION				**304,884**	**$ 1,796**	**$ 1,825**

LEASE EXTENSIONS - SECOND GENERATION

Location		Prior Term	Lease Expiration Date	Sq. Ft.	New Base Rent Per Annum ($000)[2]	Prior Base Rent Per Annum ($000)[3]	New Cash Base Rent Per Annum ($000)[2]	Prior Cash Base Rent Per Annum ($000)[3]
NEW LEASE								
Industrial								
1 Antioch[4]	TN	N/A	05/2028	73,500	$ 149	N/A	$ 147	N/A
1 TOTAL NEW LEASES - SECOND GENERATION				**73,500**	**149**	**-**	**147**	**-**
Industrial								
1 Duncan[5]	SC	01/2024	01/2029	408,000	$ 2,527	$ 2,001	$ 2,407	$ 2,076
1 TOTAL EXTENDED LEASES - SECOND GENERATION				**408,000**	**$ 2,527**	**$ 2,001**	**$ 2,407**	**$ 2,076**
2 TOTAL NEW AND EXTENDED LEASES - SECOND GENERATION				**481,500**	**$ 2,676**	**$ 2,001**	**$ 2,554**	**$ 2,076**

NEW VACANCY[6]

Location		Type	Prior Lease Expiration Date	Sq. Ft.	2023 Base Rent ($000)	2023 Cash Rent ($000)
Industrial						
1 Pasadena	TX	Industrial	08/2023	257,835	$ 1,231	$ 1,294
1 TOTAL NEW VACANCY				**257,835**	**$ 1,231**	**$ 1,294**

Footnotes

(1) No prior leases. This tenant leased first generation space in our development project.

(2) Assumes 12 months rent from the later of 10/1/2023 or lease commencement/extension, excluding free rent periods as applicable.

(3) Rent from prior tenants for square feet leased.

(4) An existing tenant at the property signed an amendment expanding into additional 73,500 square feet that had been vacant for more than one year. The Antioch facility is now fully occupied.

(5) During the second quarter, the tenant executed its renewal option to extend its lease term for three years but a fair value rent could not be determinated as of June 30, 2023. During the third quarter, the lease was amended for a five-year renewal term until January 2029 instead of a three-year renewal term.

(6) Excludes multi-tenant properties, disposed properties and non-consolidated investments.

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19

LEASE ROLLOVER SCHEDULE - INDUSTRIAL ($000) Year Number of Leases Expiring ABR as of 9/30/2023 Percent of ABR as of 9/30/2023 Percent of ABR as of 9/30/2022 2023 - remaining 0 -$ 0.0% 0.9% 2024 18 19,576 7.8% 11.0% 2025 13 18,079 7.2% 7.4% 2026 24 31,533 12.5% 11.6% 2027 14 35,937 14.2% 15.2% 2028 8 18,019 7.1% 6.4% 2029 12 28,072 11.1% 9.6% 2030 10 28,738 11.4% 10.9% 2031 12 22,108 8.8% 7.9% 2032 3 5,329 2.1% 3.2% Thereafter 14 44,886 17.8% 14.7% Total (1) 128 252,277$ 100.0% Footnotes (1) Total shown may differ from detailed amounts due to rounding. 9/30/2023 Table of Contents 20

PROPERTY LEASES AND VACANCIES - 9/30/2023

Year of Lease Expiration	Date of Lease Expiration	CoStar Market (1)	Property Location	City	State	Note	Sq. Ft. Leased or Available (2)	Annualized Base Rent as of 9/30/2023 ($000)	Annualized Cash Base Rent ("ABR") as of 9/30/2023 ($000)
INDUSTRIAL PROPERTIES									
SINGLE TENANT									
WAREHOUSE/DISTRIBUTION									
2024	1/31/2024	Memphis, TN	6495 Polk Ln.	Olive Branch	MS	--	118,211	495	515
	3/31/2024	Indianapolis, IN	4600 Albert S White Dr.	Whitestown	IN	3	53,240	264	306
		Columbus, OH	2155 Rohr Rd.	Lockbourne	OH	--	320,190	1,853	1,901
	4/30/2024	Nashville, TN	6050 Dana Way	Antioch	TN	--	11,238	150	150
	5/31/2024	Atlanta, GA	7225 Goodson Rd.	Union City	GA	--	370,000	1,442	1,521
	6/30/2024	Cincinnati/Dayton, OH	575-599 Gateway Blvd.	Monroe	OH	--	194,936	1,024	1,062
	7/31/2024	Greenville/Spartanburg, SC	5795 North Blackstock Rd.	Spartanburg	SC	4	341,660	1,672	1,688
		Greenville/Spartanburg, SC	231 Apple Valley Rd.	Duncan	SC	--	75,320	370	370
	8/31/2024	Houston, TX	9701 New Decade Dr.	Pasadena	TX	--	102,863	530	567
		Atlanta, GA	41 Busch Dr.	Cartersville	GA	--	119,295	614	614
		Memphis, TN	11555 Silo Dr.	Olive Branch	MS	5	927,742	3,079	3,053
	9/30/2024	Memphis, TN	3820 Micro Dr.	Millington	TN	--	701,819	1,985	2,014
	10/31/2024	Dallas/Ft. Worth, TX	2115 East Belt Line Rd.	Carrollton	TX	--	58,202	230	262
		Dallas/Ft. Worth, TX	17505 Interstate Hwy. 35W	Northlake	TX	6	500,556	2,269	2,293
	11/30/2024	DC/Baltimore, MD	150 Mercury Way	Winchester	VA	--	324,535	1,716	1,738
	12/31/2024	Indianapolis, IN	4600 Albert S White Dr.	Whitestown	IN	--	95,832	469	455
		Chicago, IL	3686 South Central Ave.	Rockford	IL	--	93,000	407	407
		Chicago, IL	749 Southrock Dr.	Rockford	IL	--	150,000	638	660
2025	3/31/2025	Atlanta, GA	95 International Pkwy.	Adairsville	GA	--	124,251	653	675
	4/30/2025	Houston, TX	10565 Red Bluff Rd.	Pasadena	TX	--	248,240	1,237	1,262
	5/31/2025	Atlanta, GA	7875 White Rd. SW	Austell	GA	--	604,852	5,323	5,473
	6/30/2025	Savannah, GA	1319 Dean Forest Rd.	Savannah	GA	--	355,527	1,818	1,873

Table of Contents

21

PROPERTY LEASES AND VACANCIES - 9/30/2023

Year of Lease Expiration	Date of Lease Expiration	CoStar Market (1)	Property Location	City	State	Note	Sq. Ft. Leased or Available (2)	Annualized Base Rent as of 9/30/2023 ($000)	Annualized Cash Base Rent ("ABR") as of 9/30/2023 ($000)
INDUSTRIAL PROPERTIES									
	WAREHOUSE/DISTRIBUTION								
2025	7/31/2025	Indianapolis, IN	5352 Performance Way	Whitestown	IN	--	380,000	1,278	1,341
		Cleveland, OH	7005 Cochran Rd.	Glenwillow	OH	--	458,000	2,061	2,164
	8/31/2025	Indianapolis, IN	4900 Albert S White Dr.	Whitestown	IN	--	85,232	436	445
		Savannah, GA	1315 Dean Forest Rd.	Savannah	GA	--	88,503	525	556
	9/30/2025	Greenville/Spartanburg, SC	7870 Reidville Rd.	Greer	SC	--	396,073	1,666	1,691
		Atlanta, GA	95 International Pkwy.	Adairsville	GA	--	100,960	531	531
		Nashville, TN	6050 Dana Way	Antioch	TN	--	117,600	410	435
	12/31/2025	Phoenix, AZ	4445 N. 169th Ave.	Goodyear	AZ	--	160,140	1,007	1,028
		Minneapolis/St Paul, MN	1700 47th Ave. North	Minneapolis	MN	--	18,620	605	605
2026	1/31/2026	Greenville/Spartanburg, SC	231 Apple Valley Rd.	Duncan	SC	--	120,680	598	632
	2/28/2026	Central Florida	3102 Queen Palm Dr.	Tampa	FL	--	229,605	1,693	1,739
	3/31/2026	Central Florida	2455 Premier Row	Orlando	FL	--	205,016	786	508
		Lewisburg, TN	633 Garrett Pkwy.	Lewisburg	TN	--	310,000	1,287	1,314
	4/30/2026	Phoenix, AZ	16811 W. Commerce Dr.	Goodyear	AZ	--	540,349	2,444	2,398
	6/30/2026	Greenville/Spartanburg, SC	425 Apple Valley Rd.	Duncan	SC	--	163,680	752	769
		Columbus, OH	351 Chamber Dr.	Chillicothe	OH	--	136,495	618	618
	7/31/2026	Columbus, OH	1860 Walcutt Rd.	Columbus	OH	--	97,934	501	494
		Savannah, GA	1004 Trade Center Pkwy.	Savannah	GA	--	270,252	1,433	1,443
	8/31/2026	Savannah, GA	1004 Trade Center Pkwy.	Savannah	GA	--	149,415	821	841
	9/30/2026	Greenville/Spartanburg, SC	425 Apple Valley Rd.	Duncan	SC	--	163,680	669	705
		St. Louis, MO	3931 Lakeview Corporate Dr.	Edwardsville	IL	--	769,500	2,696	2,756
		Nashville, TN	6050 Dana Way	Antioch	TN	--	67,200	394	393
		Phoenix, AZ	9494 W. Buckeye Rd.	Tolleson	AZ	--	186,336	1,109	1,108
		Dallas/Ft. Worth, TX	3737 Duncanville Rd.	Dallas	TX	--	510,400	2,365	2,526

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22

PROPERTY LEASES AND VACANCIES - 9/30/2023

Year of Lease Expiration	Date of Lease Expiration	CoStar Market (1)	Property Location	City	State	Note	Sq. Ft. Leased or Available (2)	Annualized Base Rent as of 9/30/2023 ($000)	Annualized Cash Base Rent ("ABR") as of 9/30/2023 ($000)
INDUSTRIAL PROPERTIES									
	WAREHOUSE/DISTRIBUTION								
2026	10/31/2026	Greenville/Spartanburg, SC	235 Apple Valley Rd.	Duncan	SC	--	177,320	962	966
		Charlotte, NC	2203 Sherrill Dr.	Statesville	NC	--	639,800	2,796	2,851
		Cleveland, OH	10345 Philipp Pkwy.	Streetsboro	OH	--	649,250	2,883	2,890
	11/30/2026	Erwin, NY	736 Addison Rd.	Erwin	NY	--	408,000	1,549	1,556
		Philadelphia, PA	250 Rittenhouse Cir.	Bristol	PA	--	241,977	1,146	1,277
	12/31/2026	Houston, TX	4600 Underwood Rd.	Deer Park	TX	--	402,648	1,507	1,772
		Indianapolis, IN	180 Bob Glidden Blvd.	Whiteland	IN	--	179,530	787	801
		Indianapolis, IN	76 Bob Glidden Blvd.	Whiteland	IN	--	168,480	787	770
2027	1/31/2027	Kansas City, MO	27200 West 157th St.	New Century	KS	--	446,500	1,240	1,182
	2/28/2027	Central Florida	5275 Drane Field Rd.	Lakeland	FL	--	68,420	388	402
		Jackson, MS	554 Nissan Pkwy.	Canton	MS	--	1,466,000	6,200	6,423
	3/31/2027	Greenville/Spartanburg, SC	417 Apple Valley Rd.	Duncan	SC	--	195,000	1,052	1,052
	4/30/2027	Nashville, TN	200 Sam Griffin Rd.	Smyrna	TN	--	1,505,000	6,560	6,659
		San Antonio, TX	16407 Applewhite Rd.	San Antonio	TX	--	849,275	2,994	3,075
	7/31/2027	Savannah, GA	335 Morgan Lakes Industrial Blvd.	Pooler	GA	--	499,500	2,080	2,109
	8/31/2027	Cincinnati/Dayton, OH	600 Gateway Blvd.	Monroe	OH	--	994,013	3,945	3,526
		Columbus, OH	200 Arrowhead Dr.	Hebron	OH	--	400,522	1,449	1,465
	9/30/2027	Memphis, TN	1550 Hwy 302	Byhalia	MS	--	615,600	2,439	2,553
	10/31/2027	Central Florida	5275 Drane Field Rd.	Lakeland	FL	--	36,274	266	254
		Jackson, TN	201 James Lawrence Rd.	Jackson	TN	--	1,062,055	3,944	3,973
	12/31/2027	Phoenix, AZ	1515 South 91st Ave.	Phoenix	AZ	--	334,222	2,844	2,757
2028	1/31/2028	Atlanta, GA	490 Westridge Pkwy.	McDonough	GA	--	1,121,120	3,737	3,823
	3/31/2028	New York/New Jersey	29-01 Borden Ave./29-10 Hunters Point Ave.	Long Island City	NY	--	140,330	5,135	5,512
		Central Florida	3775 Fancy Farms Rd.	Plant City	FL	--	330,176	1,955	1,865

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23

PROPERTY LEASES AND VACANCIES - 9/30/2023

Year of Lease Expiration	Date of Lease Expiration	CoStar Market (1)	Property Location	City	State	Note	Sq. Ft. Leased or Available (2)	Annualized Base Rent as of 9/30/2023 ($000)	Annualized Cash Base Rent ("ABR") as of 9/30/2023 ($000)
INDUSTRIAL PROPERTIES									
	WAREHOUSE/DISTRIBUTION								
2028	5/31/2028	Memphis, TN	6495 Polk Ln.	Olive Branch	MS	--	151,691	759	751
		Nashville, TN	6050 Dana Way	Antioch	TN	--	123,900	458	451
	8/31/2028	Houston, TX	4100 Malone Dr.	Pasadena	TX	--	233,190	1,359	1,329
		Indianapolis, IN	4900 Albert S White Dr.	Whitestown	IN	--	63,840	309	315
	10/31/2028	Atlanta, GA	1625 Oakley Industrial Blvd.	Fairburn	GA	--	907,675	4,223	3,973
2029	1/31/2029	Indianapolis, IN	1285 W. State Road 32	Lebanon	IN	--	741,880	2,662	2,582
		Greenville/Spartanburg, SC	70 Tyger River Dr.	Duncan	SC	--	408,000	2,527	2,076
	4/30/2029	Greenville/Spartanburg, SC	230 Apple Valley Rd.	Duncan	SC	--	275,400	1,420	1,377
	6/30/2029	Memphis, TN	11624 S. Distribution Cv.	Olive Branch	MS	--	1,170,218	4,101	3,959
	7/31/2029	Memphis, TN	8500 Nail Rd.	Olive Branch	MS	--	716,080	2,751	2,786
	8/31/2029	Dallas/Ft. Worth, TX	8601 E. Sam Lee Ln.	Northlake	TX	--	1,214,526	4,278	4,214
	9/30/2029	Indianapolis, IN	1627 Veterans Memorial Pkwy. E.	Lafayette	IN	--	309,400	1,427	1,241
		Chicago, IL	6225 E. Minooka Rd.	Minooka	IL	--	1,034,200	2,931	2,835
	11/21/2029	Columbus, OH	1860 Walcutt Rd.	Columbus	OH	--	194,796	983	949
	11/30/2029	Chicago, IL	1460 Cargo Court	Minooka	IL	--	705,661	2,857	2,814
	12/31/2029	Greenville/Spartanburg, SC	402 Apple Valley Rd.	Duncan	SC	--	235,600	1,263	1,185
		Chicago, IL	200 International Pkwy. S.	Minooka	IL	--	473,280	2,138	2,054
2030	1/31/2030	Dallas/Ft. Worth, TX	3201 N. Houston School Rd.	Lancaster	TX	--	468,300	1,669	1,630
	3/31/2030	Memphis, TN	549 Wingo Rd.	Byhalia	MS	--	855,878	4,388	4,541
	5/31/2030	St. Louis, MO	4015 Lakeview Corporate Dr.	Edwardsville	IL	--	1,017,780	3,460	3,054
	6/30/2030	Richmond, VA	2601 Bermuda Hundred Rd.	Chester	VA	7	1,034,470	3,851	4,071
		Cincinnati/Dayton, OH	700 Gateway Blvd.	Monroe	OH	--	1,299,492	5,515	5,387
		Dallas/Ft. Worth, TX	1704 S. I-45	Hutchins	TX	--	120,960	617	601
	8/31/2030	Central Florida	3400 NW 35th Street Rd.	Ocala	FL	--	617,055	3,014	2,914

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24

PROPERTY LEASES AND VACANCIES - 9/30/2023

Year of Lease Expiration	Date of Lease Expiration	CoStar Market (1)	Property Location	City	State	Note	Sq. Ft. Leased or Available (2)	Annualized Base Rent as of 9/30/2023 ($000)	Annualized Cash Base Rent ("ABR") as of 9/30/2023 ($000)
INDUSTRIAL PROPERTIES									
	WAREHOUSE/DISTRIBUTION								
2030	9/30/2030	Phoenix, AZ	255 143rd Ave.	Goodyear	AZ	--	801,424	4,193	4,078
	10/31/2030	Atlanta, GA	493 Westridge Pkwy.	McDonough	GA	--	676,000	3,819	2,125
2031	2/28/2031	Greenville/Spartanburg, SC	1021 Tyger Lake Rd.	Spartanburg	SC	--	213,200	1,043	1,007
	3/31/2031	Cleveland, TN	1520 Lauderdale Memorial Hwy.	Cleveland	TN	--	851,370	3,592	2,792
		Indianapolis, IN	19 Bob Glidden Blvd.	Whiteland	IN	--	530,400	2,190	2,083
	5/31/2031	DC/Baltimore, MD	291 Parkside Dr.	Winchester	VA	--	344,700	1,726	1,666
	6/30/2031	Nashville, TN	6050 Dana Way	Antioch	TN	--	352,275	1,543	1,467
	7/31/2031	Atlanta, GA	51 Busch Dr.	Cartersville	GA	--	328,000	1,646	1,515
	9/30/2031	Atlanta, GA	41 Busch Dr.	Cartersville	GA	--	276,705	1,590	1,526
	11/30/2031	Indianapolis, IN	5424 Albert S. White Dr.	Whitestown	IN	--	1,016,244	3,897	3,628
	12/18/2031	DC/Baltimore, MD	80 Tyson Dr.	Winchester	VA	--	400,400	2,368	2,287
	12/31/2031	Phoenix, AZ	1515 South 91st Ave.	Phoenix	AZ	--	161,982	1,274	1,166
		Cincinnati/Dayton, OH	200 Richard Knock Way	Walton	KY	--	232,500	1,271	1,160
		Columbus, OH	351 Chamber Dr.	Chillicothe	OH	--	352,655	1,961	1,811
2032	2/28/2032	Cincinnati/Dayton, OH	675 Gateway Blvd.	Monroe	OH	--	143,664	938	897
	4/30/2032	Houston, TX	13930 Pike Rd.	Missouri City	TX	--	-	2,123	2,173
		Cincinnati/Dayton, OH	300 Richard Knock Way	Walton	KY	--	544,320	2,411	2,259
2033	3/31/2033	Phoenix, AZ	3405 S. McQueen Rd.	Chandler	AZ	--	201,784	4,498	4,167
	8/31/2033	Phoenix, AZ	3595 N Cotton Ln.	Goodyear	AZ	8	392,278	3,264	2,871
2034	2/28/2034	Columbus, OH	191 Arrowhead Dr.	Hebron	OH	--	250,410	1,055	798
	10/31/2034	Champaign-Urbana, IL	1001 Innovation Rd.	Rantoul	IL	--	813,126	4,196	4,072
	12/31/2034	Greenville/Spartanburg, SC	21 Inland Pkwy.	Greer	SC	--	1,318,680	5,544	5,315
2035	4/30/2035	Greenville/Spartanburg, SC	170 Smith Farms Pkwy.	Greer	SC	9	797,936	4,322	3,710
	6/30/2035	Dallas/Ft. Worth, TX	2115 East Belt Line Rd.	Carrollton	TX	--	298,653	1,361	1,196

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25

PROPERTY LEASES AND VACANCIES - 9/30/2023

LXP

Year of Lease Expiration	Date of Lease Expiration	CoStar Market (1)	Property Location	City	State	Note	Sq. Ft. Leased or Available (2)	Annualized Base Rent as of 9/30/2023 ($000)	Annualized Cash Base Rent ("ABR") as of 9/30/2023 ($000)
INDUSTRIAL PROPERTIES									
WAREHOUSE/DISTRIBUTION									
2036	5/31/2036	Central Florida	5275 Drane Field Rd.	Lakeland	FL	--	117,440	787	708
		Charlotte, NC	671 Washburn Switch Rd.	Shelby	NC	--	673,425	2,786	2,714
	11/30/2036	Phoenix, AZ	17510 W. Thomas Rd.	Goodyear	AZ	--	468,182	4,304	3,880
2037	3/31/2037	Dallas/Ft. Worth, TX	4005 E. I-30	Grand Prairie	TX	--	215,000	1,872	1,732
	5/31/2037	Phoenix, AZ	8989 W Buckeye Rd.	Phoenix	AZ	--	268,872	2,368	2,050
2038	3/31/2038	Houston, TX	13600/13901 Industrial Road	Houston	TX	--	132,449	6,773	6,445
N/A	Vacancy	Central Florida	3775 Fancy Farms Rd.	Plant City	FL	10	180,308	-	-
WAREHOUSE/DISTRIBUTION INDUSTRIAL SUBTOTAL - SINGLE TENANT							**52,275,845**	**$ 253,243**	**$ 245,799**
WAREHOUSE/DISTRIBUTION - NOT STABILIZED (11)									
N/A	Vacancy	Dallas/Ft. Worth, TX	3115 N Houston School Rd.	Lancaster	TX	--	124,450	-	-
WAREHOUSE/DISTRIBUTION INDUSTRIAL SUBTOTAL - NOT STABILIZED							**124,450**	**$ -**	**$ -**
MULTI-TENANT/VACANCY (12)									
N/A	Various	Greenville/Spartanburg, SC	7820 Reidville Rd	Greer	SC	13 (100%)	210,820	1,292	1,250
N/A	Vacancy	Houston, TX	10535 Red Bluff Rd.	Pasadena	TX	--	257,835	-	-
MULTI-TENANT/VACANCY WAREHOUSE/DISTRIBUTION TOTAL							**468,655**	**$ 1,292**	**$ 1,250**
INDUSTRIAL DEVELOPMENT LEASED LAND									
2042	11/5/2042	Phoenix, AZ	501-42-015 B (Parcel Number)	Phoenix	AZ	14	-	7,481	5,228
INDUSTRIAL DEVELOPMENT LEASED LAND TOTAL							**-**	**$ 7,481**	**$ 5,228**
INDUSTRIAL TOTAL/WEIGHTED AVERAGE						**99.2% Leased (15)**	**52,868,950**	**$ 262,016**	**$ 252,277**

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26

PROPERTY LEASES AND VACANCIES - 9/30/2023 Year of Lease Expiration Date of Lease Expiration CoStar Market (1) Property Location City State Note Property Type Sq. Ft. Leased or Available (2) Annualized Base Rent as of 9/30/2023 ($000) Annualized Cash Base Rent ("ABR") as of 9/30/2023 ($000) OTHER PROPERTIES SINGLE TENANT OFFICE/OTHER 2023 12/14/2023 South Bay/San Jose, CA 3333 Coyote Hill Rd. Palo Alto CA 16 Office 202,000 6,642 7,070 2024 5/31/2024 Charlotte, NC 3476 Stateview Blvd. Fort Mill SC 17 Office 169,083 2,014 2,114 Charlotte, NC 3480 Stateview Blvd. Fort Mill SC 17 Office 169,218 2,088 2,115 2025 12/19/2025 Owensboro, KY 1901 Ragu Dr. Owensboro KY 17,18 Heavy Manufacturing 443,380 1,882 1,933 2048 12/31/2048 DC/Baltimore, MD 30 Light St. Baltimore MD -- Other - 311 311 SINGLE TENANT OTHER TOTAL 983,681 12,937$ 13,543$ TOTAL OTHER/WEIGHTED AVERAGE 100% Leased 983,681 12,937$ 13,543$ TOTAL CONSOLIDATED PORTFOLIO/WEIGHTED AVERAGE 99.2% Leased (15) 53,852,631 274,953$ 265,820$ Table of Contents 27

PROPERTY LEASES AND VACANCIES - 9/30/2023

LXP

Year of Lease Expiration	Date of Lease Expiration	CoStar Market (1)	Property Location	City	State	Note	Sq. Ft. Leased or Available (2)	LXP % Ownership	Annualized Base Rent as of 9/30/2023 ($000)	Annualized Cash Base Rent ("ABR") as of 9/30/2023 ($000)	9/30/2023 Debt Balance ($000)	Debt Maturity
NON-CONSOLIDATED PROPERTIES												
NNN MFG COLD JV PROPERTIES												
2025	6/30/2025	Nashville, TN	301 Bill Bryan Blvd.	Hopkinsville	KY	19	424,904	20%	1,698	1,687	381,000	01/2024
		Elizabethtown-Fort Knox, KY	730 North Black Branch Rd.	Elizabethtown	KY	19	167,770	20%	709	537	-	--
		Elizabethtown-Fort Knox, KY	750 North Black Branch Rd.	Elizabethtown	KY	19	539,592	20%	2,630	2,838	-	--
		Owensboro, KY	4010 Airpark Dr.	Owensboro	KY	19	211,598	20%	990	1,208	-	--
	7/14/2025	Charlotte, NC	590 Ecology Ln.	Chester	SC	19	420,597	20%	2,190	2,574	-	--
2026	11/30/2026	Lumberton, NC	2880 Kenny Biggs Rd.	Lumberton	NC	19	423,280	20%	1,714	1,670	-	--
2027	8/31/2027	Greenville/Spartanburg, SC	50 Tyger River Dr.	Duncan	SC	19	221,833	20%	1,062	1,136	-	--
	12/31/2027	Cincinnati/Dayton, OH	10590 Hamilton Ave.	Cincinnati	OH	19	264,598	20%	861	845	-	--
2028	9/30/2028	West Michigan	904 Industrial Rd.	Marshall	MI	19	246,508	20%	835	800	-	--
	12/31/2028	Nashville, TN	120 Southeast Pkwy. Dr.	Franklin	TN	19	289,330	20%	833	735	-	--
2029	4/30/2029	Portland/South Portland, ME	113 Wells St.	North Berwick	ME	19	993,685	20%	1,672	1,627	-	--
	11/24/2029	Anniston-Oxford, AL	318 Pappy Dunn Blvd.	Anniston	AL	19	276,782	20%	1,842	1,771	-	--
2030	10/31/2030	Detroit, MI	43955 Plymouth Oaks Blvd.	Plymouth	MI	19	311,612	20%	1,872	1,633	-	--
2031	6/30/2031	Cincinnati/Dayton, OH	10000 Business Blvd.	Dry Ridge	KY	19	336,350	20%	1,607	1,459	-	--
	10/31/2031	Chicago, IL	1020 W. Airport Rd.	Romeoville	IL	19	188,166	20%	3,964	3,775	-	--
2032	10/31/2032	Detroit, MI	26700 Bunert Rd.	Warren	MI	20	260,243	20%	4,194	3,740	25,850	11/2032
	12/31/2032	Bingen, WA	901 East Bingen Point Way	Bingen	WA	19	124,539	20%	736	2,782	-	--
2033	9/30/2033	Crossville, TN	900 Industrial Blvd.	Crossville	TN	19	222,200	20%	704	613	-	--
2034	9/30/2034	Las Vegas, NV	5670 Nicco Way	North Las Vegas	NV	19	180,235	20%	2,825	2,507	-	--
2035	3/31/2035	Houston, TX	13863 Industrial Rd.	Houston	TX	19	187,800	20%	2,604	2,348	-	--
		Houston, TX	7007 F.M. 362 Rd.	Brookshire	TX	19	262,095	20%	2,041	1,843		
2042	5/31/2042	Columbus, GA	4801 North Park Dr.	Opelika	AL	19	165,493	20%	3,465	2,822	-	--
NNN MFG COLD JV TOTAL/WEIGHTED AVERAGE						**100% Leased**	**6,719,210**		**$ 41,048**	**$ 40,950**	**$ 406,850**	

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28

PROPERTY LEASES AND VACANCIES - 9/30/2023

Year of Lease Expiration	Date of Lease Expiration	CoStar Market (1)	Property Location	City	State	Note	Sq. Ft. Leased or Available (2)	LXP % Ownership	Annualized Base Rent as of 9/30/2023 ($000)	Annualized Cash Base Rent ("ABR") as of 9/30/2023 ($000)	9/30/2023 Debt Balance ($000)	Debt Maturity
NON-CONSOLIDATED PROPERTIES												
NNN OFFICE JV PROPERTIES												
2025	12/31/2025	Dallas/Ft. Worth, TX	4001 International Pkwy.	Carrollton	TX	21	138,443	20%	2,534	2,619	41,135	09/2024
2026	3/31/2026	Columbus, OH	500 Olde Worthington Rd.	Westerville	OH	21	97,000	20%	1,345	1,286	-	--
2027	6/30/2027	Kansas City, MO	3902 Gene Field Rd.	St. Joseph	MO	21	98,849	20%	2,116	2,155	-	--
	7/6/2027	Columbus, OH	2221 Schrock Rd.	Columbus	OH	21	42,290	20%	684	697	-	--
	8/7/2027	Philadelphia, PA	25 Lakeview Dr.	Jessup	PA	21	150,000	20%	2,330	2,372	-	--
2029	6/30/2029	Atlanta, GA	2500 Patrick Henry Pkwy.	McDonough	GA	21	111,911	20%	1,691	1,555		
2032	4/30/2032	Charlotte, NC	1210 AvidXchange Ln.	Charlotte	NC	22	201,450	20%	6,025	5,813	46,900	12/2023 01/2033
2033	5/31/2033	Dallas/Ft. Worth, TX	8900 Freeport Pkwy.	Irving	TX	21	60,736	20%	1,302	1,215	-	--
	Vacancy	Dallas/Ft. Worth, TX	8900 Freeport Pkwy.	Irving	TX	21	200,569	20%	-	-	-	--
NNN OFFICE JV TOTAL/WEIGHTED AVERAGE						**81.8% Leased**	**1,101,248**		**$ 18,027**	**$ 17,712**	**$ 88,035**	
NON-CONSOLIDATED TOTAL/WEIGHTED AVERAGE						**97.4% Leased**	**7,820,458**		**$ 59,075**	**$ 58,662**	**$ 494,885**	

Footnotes

1 Based on CoStar.com inventory data.
2 Square footage leased or available.
3 Subsequent to 9/30/2023, lease extended to 3/31/2029.
4 Subsequent to 9/30/2023, lease extended to 7/31/2029.
5 Tenant exercised four-month holdover provision in lease.
6 Subsequent to 9/30/2023, lease extended to 10/31/2034.
7 Property includes four warehouses (252,351 square feet each) and one other property (25,066 square feet).
8 LXP has a 93% interest in this property.
9 LXP has a 90% interest in this property.
10 Subsequent to 9/30/2023, leased for approximately 12-year term.
11 Property not in Stabilized Portfolio at 9/30/2023.
12 Multi-tenant properties are properties less than 50% leased to a single tenant.
13 Represents percent leased.
14 Industrial development land ground lease. LXP has a 95.5% interest in this property.
15 Percent leased is for Stabilized Portfolio.
16 Property is subject to a ground lease that will expire on 12/14/2023 with no extension options.
17 Property held for sale at 9/30/2023.
18 LXP has a 71.1% interest in this property.
19 All debt is cross-collateralized and cross-defaulted. Rate is one month Term SOFR plus 245 bps. One month Term SOFR is capped at 3.0% through maturity.
20 Interest rate is fixed at 5.38%.
21 All debt is cross-collateralized and cross-defaulted. Rate is one month Term SOFR plus 350 bps. One month Term SOFR is capped at 5.5% through maturity.
22 Interest rate is fixed and ranges from 5.0% to 5.3%.

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29

MORTGAGES AND NOTES PAYABLE Footnotes Debt Balance ($000) Interest Rate (%) Maturity (a) Current Estimated Annual Debt Service ($000) (b) Balloon Payment ($000) INDUSTRIAL (c) Long Island City, NY 21,821$ 3.500% 03/2028 5,245$ -$ Goodyear, AZ 40,381 4.290% 08/2031 2,484 33,399 62,202$ 4.013% 6.6 7,729$ 33,399$ Palo Alto, CA 2,024$ 3.970% 12/2023 2,039$ -$ 2,024$ 3.970% 0.2 2,039$ -$ 64,226$ 4.012% 6.4 9,768$ 33,399$ CORPORATE (e) Senior Notes 198,932$ 4.400% 06/2024 8,753$ 198,932$ Term Loan (f) 300,000 2.722% 01/2025 8,279 300,000 Revolving Credit Facility (g) - - 07/2026 - - Senior Notes 400,000 2.700% 09/2030 10,800 400,000 Senior Notes 400,000 2.375% 10/2031 9,500 400,000 Trust Preferred Notes (h) 129,120 7.331% 04/2037 9,597 129,120 1,428,052$ 3.269% 5.8 46,929$ 1,428,052$ Total/Wtd. Avg./Years Remaining (d) (i) 1,492,278$ 3.301% 5.8 56,697$ 1,461,451$ Office Subtotal/Wtd. Avg./Years Remaining (d) Subtotal/Wtd. Avg./Years Remaining (d) Subtotal/Wtd. Avg./Years Remaining (d) 9/30/2023 Property Industrial Subtotal/Wtd. Avg./Years Remaining (d) OFFICE (c) Table of Contents 30

MORTGAGES AND NOTES PAYABLE (CONTINUED) ($000) GAAP Balance Deferred Loan Costs, net Discounts Gross Balance Mortgages and notes payable (c) 63,390$ 836$ -$ 64,226$ Term loans payable (e) 299,334 666 - 300,000 Senior notes payable(e) 990,318 5,704 2,910 998,932 Trust preferred securities (e) 127,769 1,351 - 129,120 Consolidated debt 1,480,811$ 8,557$ 2,910$ 1,492,278$ (a) Subtotal and total based on weighted-average term to maturity shown in years based on debt balance. (b) Remaining payments for debt with less than 12 months to maturity, all others are debt service for next 12 months. (c) Secured. (d) Total shown may differ from detailed amounts due to rounding. (e) Unsecured. (f) (g) (h) Rate is three month term SOFR plus a 0.26% adjustment plus a spread of 170 bps. (i) See reconciliations of non-GAAP measures in this document. Footnotes 9/30/2023 Rate ranges from Adjusted Term SOFR plus 0.85% to 1.65%. The Adjusted Term SOFR portion of the interest rate was swapped to obtain a current fixed rate of 2.722%. Rate ranges from Adjusted Daily Simple SOFR or Adjusted Term SOFR plus 0.725% to 1.40%. Availability of $600 million, subject to covenant compliance. Maturity date can be extended to July 2027, subject to certain conditions. Table of Contents 31

DEBT MATURITY SCHEDULE ($000) Year Mortgage Scheduled Amortization Mortgage Balloon Payments Corporate Debt 2023 - remaining 3,338$ -$ -$ 2024 5,373 - 198,932 2025 5,570 - 300,000 2026 5,773 - - 2027 5,984 - - 26,038$ -$ 498,932$ Footnotes (1) Percentage denotes weighted-average interest rate. Consolidated Properties 9/30/2023 Table of Contents 32

DEBT COVENANTS (1) CORPORATE LEVEL DEBT MUST BE: 9/30/2023 Maximum Leverage < 60% 34.1% Fixed Charge Coverage > 1.5x 3.3x Recourse Secured Indebtedness Ratio < 10% cap value 0.0% Secured Indebtedness Ratio < 40% 3.5% Unsecured Debt Service Coverage > 2.0x 4.8x Unencumbered Leverage < 60% 36.2% Debt to Total Assets < 60% 31.4% Secured Debt to Total Assets < 40% 1.3% Debt Service Coverage > 1.5x 5.5x Unencumbered Assets to Unsecured Debt > 150% 319.3% Footnotes (1) Bank Loans: Bonds: The above is a summary of the key financial covenants for LXP's credit facility and term loan and senior notes, as of September 30, 2023 and as defined and calculated per the terms of the credit facility and term loan and senior notes, as of such date. These calculations are presented to show LXP's compliance with such covenants only and are not measures of LXP's liquidity or performance. Table of Contents 33

COMPONENTS OF NET ASSET VALUE

9/30/2023

($000)

The purpose of providing the following information is to enable readers to derive their own estimates of net asset value. This information is not intended to be an asset-by-asset or enterprise valuation.

Consolidated properties quarterly net operating income (NOI) [(1)]		
Industrial	$	60,016
Other		1,797
Total Net Operating Income	$	61,813

LXP's share of non-consolidated quarterly NOI [(1)]		
NNN OFFICE JV		
Office	$	778
NNN MFG Cold JV		
Industrial	$	2,027

Other quarterly income		
Advisory fees	$	1,120

NOI for NAV Reconciliation:		Three months ended 9/30/2023
NOI as reported	$	66,498
Adjustments to NOI:		
Disposed of properties		(1,646)
Leases with free rent period		224
Leases not commenced		237
Held for sale assets		(1,529)
Assets acquired/completed in 2023		(219)
Investment in a sales-type lease		(1,307)
Assets less than 70% leased / Other		(445)
NOI for NAV	$	61,813

In service assets not fairly valued by capitalized NOI method [(1)]		
Consolidated assets acquired/completed (our share) in 2023	$	48,597
Consolidated assets less than 70% leased	$	63,926

Other assets:		
Assets held for sale - consolidated	$	11,691
Investment in a sales-type lease[(2)]		60,118
Construction in progress		4,254
Developable land - consolidated[(3)]		80,932
Developable land - non-consolidated[(3)]		16,276
Development investment - consolidated[(3)]		354,277
Development investment - non-consolidated[(3)]		8,811
Cash and cash equivalents		35,421
Restricted cash		211
Accounts receivable		6,636
Other assets		32,584
Total other assets	$	611,211

Liabilities:		
Corporate level debt (face amount)	$	1,428,052
Mortgages and notes payable (face amount)		64,226
Dividends payable		38,304
Liabilities held for sale - consolidated		1,083
Accounts payable, accrued expenses and other liabilities		83,508
Preferred stock, at liquidation value		96,770
LXP's share of non-consolidated mortgages (face amount)		98,977
Total deductions	$	1,810,920

Common shares & OP units at 9/30/2023	293,433,789

Footnotes

(1) Three months ended 9/30/2023 NOI for the existing property portfolio at September 30, 2023, includes one quarter of annualized NOI for non-commenced leases and leases with free rent periods (excludes NOI related to assets undervalued by a capitalized NOI method, not in service leased development projects and assets held for sale). Assets undervalued by a capitalized NOI method are identified generally by under 70% leased during the period, assets placed into service and assets acquired in 2023. For assets in this category an NOI capitalization approach is not appropriate, and accordingly, LXP's net book value has been used.

(2) Our share of carrying value excluding allowance for credit loss.

(3) At cost incurred.

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34

NON-GAAP MEASURES DEFINITIONS LXP has used non-GAAP financial measures as defined by the Securities and Exchange Commission Regulation G in this Quarterly Supplemental Information and in other public disclosures. LXP believes that the measures defined below are helpful to investors in measuring our performance or that of an individual investment. Since these measures exclude certain items which are included in their respective most comparable Generally Accepted Accounting Principles (“GAAP”) measures, reliance on the measures has limitations; management compensates for these limitations by using the measures simply as supplemental measures that are weighed in balance with other GAAP measures. These measures are not necessarily indications of our cash flow available to fund operations. Additionally, they should not be used as an alternative to the respective most comparable GAAP measures when evaluating LXP's financial performance or cash flow from operating, investing, or financing activities or liquidity. Definitions: Adjusted EBITDA: Adjusted EBITDA represents EBITDA (earnings before interest, taxes, depreciation and amortization) modified to include other adjustments to GAAP net income for gains on sales of properties, non-cash sales-type lease adjustments, impairment charges, debt satisfaction gains (losses), net, non-cash charges, net, straight-line adjustments, change in credit loss revenue, non-recurring charges and adjustments for pro-rata share of non-wholly owned entities. LXP’s calculation of Adjusted EBITDA may not be comparable to similarly titled measures used by other companies. LXP believes that net income is the most directly comparable GAAP measure to Adjusted EBITDA. Annualized Cash Base Rent ("ABR"): Annualized Cash Base Rent is calculated by multiplying the current monthly Cash Base Rent by 12. For leases in free rent periods or that were signed prior to the end of the quarter but have not commenced, the first full Cash Base Rent payment is multiplied by 12. Excludes not in service leased development projects. LXP believes ABR provides a meaningful indication of an investment's ability to fund cash needs. Annualized Base Rent: Annualized Base rent is calculated by multiplying the current monthly Base Rent by 12. For leases signed prior to the end of the quarter but have not commenced, the first Base Rent is multiplied by 12. LXP believes Annualized Base Rent provides a meaningful measure to the net lease structure of the portfolio. Base Rent: Base Rent is calculated by making adjustments to GAAP rental revenue to exclude billed tenant reimbursements and lease termination income and to include ancillary income. Base Rent excludes reserves/write-offs of deferred rent receivable, as applicable. LXP believes Base Rent provides a meaningful measure due to the net lease structure of leases in the portfolio. Cash Base Rent: Cash Base Rent is calculated by making adjustments to GAAP rental revenue to remove the impact of GAAP required adjustments to rental income such as adjustments for straight-line rents related to free rent periods and contractual rent increases. Cash Base Rent excludes billed tenant reimbursements, non-cash sales-type lease income and lease termination income, and includes ancillary income. LXP believes Cash Base Rent provides a meaningful indication of an investments ability to fund cash needs. Table of Contents 35

NON-GAAP MEASURES DEFINITIONS Company Funds Available for Distribution (“FAD”): FAD is calculated by making adjustments to Adjusted Company FFO (see below) for (1) straight-line adjustments, (2) lease incentive amortization, (3) amortization of above/below market leases, (4) lease termination payments, net, (5) non-cash income related to sales-type leases, (6) non-cash interest, (7) non-cash charges, net, (8) capitalized interest and internal costs, (9) cash paid for second generation tenant improvements, and (10) cash paid for second generation lease costs. Although FAD may not be comparable to that of other real estate investment trusts (“REITs”), LXP believes it provides a meaningful indication of its ability to fund its quarterly distributions. FAD is a non-GAAP financial measure and should not be viewed as an alternative measurement of operating performance to net income, as an alternative to net cash flows from operating activities or as a measure of liquidity. First Generation Costs: Represents cash spend for tenant improvements and leasing costs for in-service development projects and expenditures contemplated at acquisition for recently acquired properties. Because all companies do not calculate First Generation Costs the same way, LXP's presentation may not be comparable to similarly titled measures of other companies. Funds from Operations (“FFO”) and Adjusted Company FFO: LXP believes that Funds from Operations, or FFO, which is a non-GAAP measure, is a widely recognized and appropriate measure of the performance of an equity real estate investment trust (“REIT”). LXP believes FFO is frequently used by securities analysts, investors and other interested parties in the evaluation of REITs, many of which present FFO when reporting their results. FFO is intended to exclude GAAP historical cost depreciation and amortization of real estate and related assets, which assumes that the value of real estate diminishes ratably over time. Historically, however, real estate values have risen or fallen with market conditions. As a result, FFO provides a performance measure that, when compared year over year, reflects the impact to operations from trends in occupancy rates, rental rates, operating costs, development activities, interest costs and other matters without the inclusion of depreciation and amortization, providing perspective that may not necessarily be apparent from net income. The National Association of Real Estate Investment Trusts, or Nareit, defines FFO as “net income (calculated in accordance with GAAP), excluding depreciation and amortization related to real estate, gains and losses from the sales of certain real estate assets, gains and losses from change in control and impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in value of depreciable real estate held by the entity. The reconciling items include amounts to adjust earnings from consolidated partially-owned entities and equity in earnings of unconsolidated affiliates to FFO.” FFO does not represent cash generated from operating activities in accordance with GAAP and is not indicative of cash available to fund cash needs. LXP presents FFO available to common shareholders and unitholders - basic and also presents FFO available to all equityholders and unitholders - diluted on a company-wide basis as if all securities that are convertible, at the holder's option, into LXP's common shares, are converted at the beginning of the period. LXP also presents Adjusted Company FFO available to all equityholders and unitholders - diluted which adjusts FFO available to all equityholders and unitholders - diluted for certain items which we believe are not indicative of the operating results of LXP's real estate portfolio. LXP believes this is an appropriate presentation as it is frequently requested by security analysts, investors and other interested parties. Since others do not calculate these measures in a similar fashion, these measures may not be comparable to similarly titled measures as reported by others. These measures should not be considered as an alternative to net income as an indicator of LXP’s operating performance or as an alternative to cash flow as a measure of liquidity. Table of Contents 36

NON-GAAP MEASURES DEFINITIONS Net Operating Income (NOI): NOI is a measure of operating performance used to evaluate the individual performance of an investment. This measure is not presented or intended to be viewed as a liquidity or performance measure that presents a numerical measure of LXP's historical or future financial performance, financial position or cash flows. LXP defines NOI as operating revenues (rental income (less GAAP rent adjustments, non-cash income related to sales-type leases, and lease termination income, net) and other property income) less property operating expenses. Other REITs may use different methodologies for calculating NOI, and accordingly, LXP's NOI may not be comparable to that of other companies. Because NOI excludes general and administrative expenses, interest expense, depreciation and amortization, acquisition-related expenses, other nonproperty income and losses, and gains and losses from property dispositions, it provides a performance measure that, when compared year over year, reflects the revenues and expenses directly associated with owning and operating commercial real estate and the impact to operations from trends in occupancy rates, rental rates, and operating costs, providing a perspective on operations not immediately apparent from net income. LXP believes that net income is the most directly comparable GAAP measure to NOI. Same-Store NOI: Same-Store NOI represents the NOI for consolidated properties that were owned, stabilized and included in our portfolio for two comparable reporting periods. As Same-Store NOI excludes the change in NOI from acquired and disposed of properties, it highlights operating trends such as occupancy levels, rental rates and operating costs on properties. Other REITs may use different methodologies for calculating Same-Store NOI, and accordingly, LXP's Same-Store NOI may not be comparable to other REITs. Management believes that Same-Store NOI is a useful supplemental measure of LXP's operating performance. However, Same-Store NOI should not be viewed as an alternative measure of LXP's financial performance since it does not reflect the operations of LXP's entire portfolio, nor does it reflect the impact of general and administrative expenses, acquisition-related expenses, interest expense, depreciation and amortization costs, other nonproperty income and losses, the level of capital expenditures and leasing costs necessary to maintain the operating performance of LXP's properties, or trends in development and construction activities which are significant economic costs and activities that could materially impact LXP's results from operations. LXP believes that net income is the most directly comparable GAAP measure to Same-Store NOI. Second Generation Costs: Represents cash spend for tenant improvements and leasing costs to maintain revenues at existing properties and are a component of the FAD calculation. LXP believes that second generation building improvements represent an investment in existing stabilized properties. Stabilized Portfolio: All real estate properties other than acquired or developed properties that have not achieved 90% occupancy within one-year of acquisition or substantial completion. Non-stabilized, substantially completed development projects are classified within investments in real estate under construction. Upon stabilization, a property is placed in service. Depreciation on development buildings commences when the asset is ready for its intended use, which we define as the earlier of when a property that was developed has been completed for one year, or is 90% occupied. Table of Contents 37

SELECT CREDIT METRICS DEFINITIONS ($000) Adjusted Company FFO Payout: Nine months ended September 30, 2023 (Debt + Preferred) / Gross Assets: Nine months ended September 30, 2023 Common share dividends per share 0.375$ Consolidated debt 1,480,811$ Adjusted Company FFO per diluted share 0.52 Preferred shares liquidation preference 96,770 Adjusted Company FFO payout ratio 72.1% Debt and preferred 1,577,581$ Unencumbered Assets: Total assets 3,929,004$ Real estate, at cost 4,489,849$ Plus depreciation and amortization: Held for sale real estate and intangible assets, at cost 20,149 Real estate 893,031 Investment in a sales-type lease(1) 62,951 Deferred lease costs 12,225 less encumbered real estate, at cost (144,386) Held for sale assets 9,910 Unencumbered assets 4,428,563$ Gross assets 4,844,170$ Unencumbered NOI: NOI 197,946$ (Debt + Preferred) / Gross Assets 32.6% Disposed of properties NOI (5,994) Adjusted NOI 191,952 Debt / Gross Assets: less encumbered adjusted NOI (12,109) Consolidated debt 1,480,811$ Unencumbered adjusted NOI 179,843$ Gross assets 4,844,170$ Unencumbered NOI % 93.7% Debt / Gross assets 30.6% Net Debt / Adjusted EBITDA: Adjusted EBITDA 250,607$ Secured Debt / Gross Assets: Total Secure Debt 63,390$ Consolidated debt 1,480,811$ less consolidated cash and cash equivalents (35,421) Gross assets 4,844,170$ Non-consolidated debt, net 95,993 Net debt 1,541,383$ Secured Debt / Gross Assets 1.3% Net debt / Adjusted EBITDA 6.2x Unsecured Debt / Unencumbered Assets: Consolidated debt 1,480,811$ (Net Debt + Preferred) / Adjusted EBITDA: less mortgages and notes payable (63,390) Adjusted EBITDA 250,607$ Unsecured Debt 1,417,421$ Net debt 1,541,383$ Unencumbered assets 4,428,563$ Preferred shares liquidation preference 96,770 Net debt + preferred 1,638,153$ Unsecured Debt / Unencumbered Assets 32.0% (Net Debt + Preferred) / Adjusted EBITDA 6.5x For the 12/31/2022, 12/31/2021 and 12/31/2020 Select Credit Metric reconciliation see corresponding period Quarterly Supplemental Information. (1) At carrying value excluding allowance for credit loss. Table of Contents 38

APPENDIX - OTHER PORTFOLIO

9/30/2023

Additional Information	
# of Properties	5
Square Feet	983,681
% Investment Grade [1]	45.5%
% of ABR[2]	5.1%
% Leased	100.0%
Weighted-Average Age (Years)[3]	33.3
Weighted-Average ABR per SF[4]	$13.45
Weighted-Average Lease Term (Years)[5]	1.2
% with Fixed Escalation[6]	85.7%
Average Annual Rent Escalation[6]	1.3%
Mortgage Debt ($000)	$2,024

LEASE ROLLOVER SCHEDULE

Year	Number of Leases Expiring	ABR as of 9/30/2023 ($000)	ABR as of 9/30/2023	ABR as of 9/30/2022
2023 - remaining	1	$ 7,070	52.2%	33.1%
2024	2	4,229	31.2%	41.5%
2025	1	1,933	14.3%	13.1%
2026	0	0	0.0%	1.3%
2027	0	0	0.0%	0.5%
2028	0	0	0.0%	0.7%
2029	0	0	0.0%	0.0%
2030	0	0	0.0%	0.0%
2031	0	0	0.0%	8.2%
2032	0	0	0.0%	0.0%
Thereafter	1	311	2.3%	1.4%
Total [7]	**5**	**$ 13,543**	**100.0%**	

Footnotes

(1) Percent of ABR. Credit ratings based upon either tenant, guarantor or parent/ultimate parent.
(2) Based on ABR for consolidated properties owned.
(3) Weighting based on square footage, excluding land parcels.
(4) Excludes land assets and all vacant square footage.
(5) Weighting based on ABR.
(6) Based on ABR for single-tenant leases owned (properties 50% leased to a single tenant). Average Annual Rent Escalation based on next rent step percentages.
(7) Total shown may differ from detailed amounts due to rounding.

Table of Contents

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Investor Information Transfer Agent Computershare Overnight Correspondence: PO Box 43006 150 Royall Street, Suite 101 Providence, RI 02940 Canton, MA 02021 (800) 850-3948 www-us.computershare.com/investor Investor Relations Heather Gentry Senior Vice President, Investor Relations Telephone (direct) (212) 692-7219 E-mail hgentry@lxp.com Research Coverage Bank of America Camille Bonnel (416) 369-2140 Green Street Advisors Vince Tibone (949) 640-8780 JMP Securities Mitch Germain (212) 906-3537 KeyBanc Capital Markets Inc. Todd Thomas (917) 368-2286 Evercore Partners Steve Sakwa (212) 446-9462 Jim Kammert (312) 705-4233 Jefferies & Company, Inc. Jon Petersen (212) 284-1705 J.P. Morgan Chase Anthony Paolone (212) 622-6682 Table of Contents 40

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